EXHIBIT 99.5

                           A Novation Confirmation

BEAR STEARNS

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                January 30, 2007

TO:                  The Bank of New York, not in its individual capacity, but
                     solely as Trustee for CWALT, Inc. Alternative Loan Trust
                     2007-2CB
ATTENTION:           Matthew J. Sabino
TELEPHONE:           212-815-6093
FACSIMILE:           212-815-3986

TO:                  Deutsche Bank AG, New York
ATTENTION:           Ms. Sue Valenti
TELEPHONE:           1-212-250-3455
FACSIMILE:           1-212-797-5152

FROM:                Derivatives Documentation
TELEPHONE:           212-272-2711
FACSIMILE:           212-272-9857

RE:                  Novation Confirmation

REFERENCE NUMBER(S): FXNCC9105, FXNEC9107, FXNEC9115, FXNEC9142

The purpose of this letter is to confirm the terms and conditions of the Novation Transactions entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.   The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:
           Novation Trade Date:                                          January 30, 2007
           Novation Date:                                                January 30, 2007
           Novated Amount:                                               For each Novation Transaction, as specified in the Annex
                                                                         attached hereto.
           Transferor:                                                   Deutsche Bank AG, New York
           Transferee:                                                   The Bank of New York, not in its individual capacity, but
                                                                         solely as Trustee for CWALT, Inc. Alternative Loan Trust
                                                                         2007-2CB
           Remaining Party:                                              Bear Stearns Financial Products Inc.
           New Agreement (between Transferee and Remaining Party):       The Master  Agreement as defined in the New Confirmation

Reference Number: FXNCC910, FXNEC9107, FXNEC9115, FXNEC9142
        - Novation Confirmation
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
Deutsche Bank AG, New York
January 30, 1007
Page 2 of 4

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

         Trade Date of Old Transaction:           For each Novation Transaction,
                                                  as specified in the Annex
                                                  attached hereto.
         Effective Date of Old Transaction:       For each Novation Transaction,
                                                  as specified in the Annex
                                                  attached hereto.
         Termination Date of Old Transaction:     For each Novation Transaction,
                                                  as specified in the Annex
                                                  attached hereto.

4. The terms of the New Transactions to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D.

         Full First Calculation Period:           Applicable

5.   Offices:

         Transferor:                              New York
         Transferee:                              New York
         Remaining Party:                         Not Applicable

  The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Reference Number: FXNCC910, FXNEC9107, FXNEC9115, FXNEC9142
        - Novation Confirmation
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
Deutsche Bank AG, New York
January 30, 1007
Page 3 of 4




Bear Stearns Financial Products Inc.          Deutsche Bank AG, New York



By:     /s/ Annie Manevitz                    By:    /s/ Mary Conners
      --------------------------------             -----------------------------
      Name: Annie Manevitz                         Name: Mary Conners
      Title: Authorized Signatory                  Title: Director
      Date                                         Date



                                              By:    /s/ Robert Lopena
                                                   -----------------------------
                                                   Name: Robert Lopena
                                                   Title: Vice President
                                                   Date

The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative
Loan Trust 2007-2CB



By:     /s/ Matthew Sabino
      --------------------------------
        Name: Matthew Sabino
        Title: Assistant Treasurer
        Date



am

Reference Number: FXNCC910, FXNEC9107, FXNEC9115, FXNEC9142
        - Novation Confirmation
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
Deutsche Bank AG, New York
January 30, 1007
Page 4 of 4


                                      Annex


                        Trade Date
Old Transactions          of Old         Effective Date of    Termination  Date of
  Reference No.        Transactions       Old Transactions      Old Transactions          Novated Amount
  -------------        ------------       ----------------      ----------------          --------------

    FXNCC9105        January 17, 2007     January 30, 2007        January 1, 2010          USD 55,000,000

    FXNEC9107        January 17, 2007    February 25, 2007        August 25, 2012        USD 119,242,793.51

    FXNEC9115        January 19, 2007    February 25, 2007       October 25, 2018        USD 29,526,750.05

    FXNEC9142        January 26, 2007    February 25, 2007       December 25, 2012       USD 59,542,853.37


BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009



                                   Exhibit A



DATE: January 30, 2007

TO: The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
ATTENTION: Matthew J. Sabino
TELEPHONE: 212-815-6093
FACSIMILE: 212-815-3986

FROM:      Derivatives Documentation
TELEPHONE: 212-272-2711
FACSIMILE: 212-272-9857

SUBJECT:   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNCC9105

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 2 of 10


      Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.,

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:     Rate Cap

     Notional                 Amount: The lesser of (i) USD 55,000,000 and
                              (ii) the aggregate Class Certificate Balance of the Class 1-A-4 and Class 1-A-13 Certificates immediately prior to the related Distribution Date (as such term is defined in the Pooling and Servicing Agreement).

     Trade Date:              January 30, 2007

     Effective Date:          January 30, 2007

     Termination Date:        January 1, 2010

     Fixed Amount (Premium):  Inapplicable. Premium has been paid under the
                              Original Transaction.

     Floating Amounts:

         Floating Rate Payer: BSFP

         Cap Rate:            4.75000%

         Floating Rate Payer
         Period End Dates:    The first calendar day of each month
                              during the Term of this Transaction, commencing
                              March 1, 2007 and ending on the Termination
                              Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:       Delayed Payment is applicable. The
                              Floating Rate Payer Payment Dates shall be 24 calendar days following each Floating Rate Payer
                              Period End Date; provided however, that such 24th calendar day shall be subject to adjustment in accordance with the Business Day Convention.

         Floating Rate Option:USD-LIBOR-BBA

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 3 of 10


         Designated Maturity: One month

         Floating Rate Day
         Count Fraction:      30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

     Business Days for
        payments:             New York

     Business Day Convention: Following

3.   AdditionalProvisions:    Each party hereto is hereby advised and
                              acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 4 of 10


(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3)    Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under
      Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or
      Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 5 of 10


Party required to       Form/Document/                         Date by which to
deliver document        Certificate                                be delivered

BSFP and the            Any document required or             Promptly after the
Counterparty            reasonably requested to                  earlier of (i)
                        allow the other party to           reasonable demand by
                        make payments under this           either party or (ii)
                        Agreement without any           learning that such form
                        deduction or withholding        or document is required
                        for or on the account of
                        any Tax or with such
                        deduction or withholding
                        at a reduced rate

(2)   Other documents to be delivered are:

Party required   Form/Document/        Date by which to    Covered by Section
to deliver       Certificate           be delivered        3(d) Representation
document

BSFP and the     Any documents         Upon the                             Yes
Counterparty     required by the       execution and
                 receiving party to    delivery of this
                 evidence the          Agreement and
                 authority of the      such Confirmation
                 delivering party or
                 its Credit Support
                 Provider, if any,
                 for it to execute
                 and deliver this
                 Agreement, any
                 Confirmation , and
                 any Credit Support
                 Documents to which
                 it is a party, and
                 to evidence the
                 authority of the
                 delivering party or
                 its Credit Support
                 Provider to perform
                 its obligations
                 under this
                 Agreement, such
                 Confirmation and/or

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 6 of 10

Party required   Form/Document/        Date by which to    Covered by Section
to deliver       Certificate           be delivered        3(d) Representation
document

                 Credit Support
                 Document, as the
                 case may be

BSFP and the    A certificate of an     Upon the execution              Yes
Counterparty    authorized officer of   and delivery of this
                the party, as to the    Agreement and such
                incumbency and          Confirmation
                authority of the
                respective officers
                of the party signing
                this Agreement, any
                relevant Credit
                Support Document, or
                any Confirmation,
                as the case may be


Counterparty     An executed copy of   Within 30 days                    No
                 the Pooling and       after the date of
                 Servicing Agreement.  this Agreement.

6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  212-272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  212-272-1634

            (For all purposes)

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 7 of 10

      Address for notices or communications to the Counterparty:

            Address:    The Bank of New York
                        101 Barclay Street-4W
                        New York, New York 10286
            Attention:  Corporate Trust MBS Administration, CWALT,
                        Series 2007-2CB
            Facsimile:  212-815-3986
            Phone:      212-815-6093

            (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 8 of 10




      The Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as the Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB (the "Trust") in the

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 9 of 10


exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

Reference Number:  FXNCC9105
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 10 of 10


            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              The Bank of New York
                              New York, NY
                              ABA # 021-000-018
                              GLA # 111-565
                              For Further Credit:  TAS A/C 501804
                              Attn: Matthew J. Sabino 212-815- 6093
                              Fax:  212-815-3986

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



                                    Exhibit B
                                    ---------



DATE:                January 30, 2007

TO:                  The Bank of New York, not in its individual capacity, but
                     solely as Trustee for CWALT, Inc. Alternative Loan Trust
                     2007-2CB
ATTENTION:           Matthew J. Sabino
TELEPHONE:           212-815-6093
FACSIMILE:           212-815-3986

FROM:                Derivatives Documentation
TELEPHONE:           212-272-2711
FACSIMILE:           212-272-9857

SUBJECT:             Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:    FXNEC9107

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 2 of 12


     Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.,

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:          Rate Cap

     Notional Amount:              With respect to any Calculation Period, the
                                   lesser of (i) the amount set forth for such period in the Schedule of Notional Amounts, attached hereto, and (ii) the aggregate Class
                                   Certificate Balance of the Class 1-A-7 and
                                   Class 1-A-12 Certificates, immediately prior to the related Distribution Date (as such term is defined in the Pooling and Servicing
                                   Agreement).

     Trade Date:                   January 30, 2007

     Effective Date:               February 25, 2007

     Termination Date:             August 25, 2012

     Fixed Amount (Premium):       Inapplicable. Premium has been paid under the
                                   Original Transaction

     Floating Amounts:

         Floating Rate Payer:      BSFP

         Cap Rate:                 5.25000%

         Floating Rate Payer
         Period End Dates:         The 25th calendar day of each month during
                                   the Term of this Transaction, commencing
                                   March 25, 2007 and ending on the Termination
                                   Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:            Early Payment shall be applicable.  The
                                   Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating
                                   Rate Payer Period End Date.

         Floating Rate Option:     USD-LIBOR-BBA; provided, however, that if the
                                   Floating

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 3 of 12


                                   Rate determined from such Floating Rate
                                   Option for any Calculation Period is greater than 9.00000% then the Floating Rate for such Calculation Period shall be deemed equal to 9.00000%.

         Designated Maturity:      One month

         Floating Rate Day
         Count Fraction:           30/360

         Reset Dates:              The first day of each Calculation Period.

         Compounding:              Inapplicable

     Business Days for payments:   New York

     Business Day Convention:      Following

3.   Additional Provisions:        Each party hereto is hereby advised and
                                   acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 4 of 12


(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 5 of 12


Party required to       Form/Document/                Date by which to
deliver document        Certificate                   be delivered

BSFP and                Any document required or      Promptly after the earlier
the Counterparty        reasonably requested to       of (i) reasonable demand
                        allow the other party to      by either party or
                        make payments under this      (ii) learning that such
                        Agreement without any         form or document is
                        deduction or withholding      required
                        for or on the account of
                        any Tax or with such
                        deduction or withholding
                        at a reduced rate

(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or



Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 6 of 12


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         Credit Support Document,
                         as the case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

         Address:       383 Madison Avenue, New York, New York  10179
         Attention:     DPC Manager
         Facsimile:     212-272-5823

     with a copy to:

         Address:       One Metrotech Center North, Brooklyn, New York 11201
         Attention:     Derivative Operations - 7th Floor
         Facsimile:     212-272-1634

         (For all purposes)

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 7 of 12


     Address for notices or communications to the Counterparty:

         Address:       The Bank of New York
                        101 Barclay Street-4W
                        New York, New York 10286
         Attention:     Corporate Trust MBS Administration, CWALT,
                          Series 2007-2CB
         Facsimile:     212-815-3986
         Phone:         212-815-6093

         (For all purposes)

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                BSFP appoints as its
                Process Agent:                  Not Applicable

                The Counterparty appoints as its
                Process Agent:                  Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
     Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP:      Not Applicable

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 8 of 12


     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as the Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB (the "Trust") in the

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 9 of 12


exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and
(c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 10 of 12


          (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:      Payments to BSFP:
                                  Citibank, N.A., New York
                                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                  Sub-account  Number: 102-04654-1-3
                                  Attention: Derivatives Department

                                  Payments to Counterparty:
                                  The Bank of New York
                                  New York, NY
                                  ABA # 021-000-018
                                  GLA # 111-565
                                  For Further Credit:  TAS A/C 501804
                                  Attn: Matthew J. Sabino 212-815- 6093
                                  Fax:  212-815-3986

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 11 of 12


                          SCHEDULE OF NOTIONAL AMOUNTS


   From and including           To but excluding             Notional Amount
   ------------------           ----------------             ---------------
                                                                  (USD)
                                                                  -----

     Effective Date                3/25/2007                  119,242,793.51
       3/25/2007                   4/25/2007                  117,190,877.13
       4/25/2007                   5/25/2007                  114,888,742.39
       5/25/2007                   6/25/2007                  112,339,663.29
       6/25/2007                   7/25/2007                  109,547,696.40
       7/25/2007                   8/25/2007                  106,517,677.76
       8/25/2007                   9/25/2007                  103,255,216.43
       9/25/2007                   10/25/2007                 99,766,684.62
       10/25/2007                  11/25/2007                 96,059,204.62
       11/25/2007                  12/25/2007                 92,140,632.12
       12/25/2007                  1/25/2008                  88,019,536.29
       1/25/2008                   2/25/2008                  83,705,176.56
       2/25/2008                   3/25/2008                  79,557,543.11
       3/25/2008                   4/25/2008                  75,574,855.78
       4/25/2008                   5/25/2008                  71,755,295.29
       5/25/2008                   6/25/2008                  68,097,003.60
       6/25/2008                   7/25/2008                  64,598,084.16
       7/25/2008                   8/25/2008                  61,256,602.33
       8/25/2008                   9/25/2008                  58,070,585.86
       9/25/2008                   10/25/2008                 55,038,025.35
       10/25/2008                  11/25/2008                 52,156,874.90
       11/25/2008                  12/25/2008                 49,425,052.65
       12/25/2008                  1/25/2009                  46,840,441.57
       1/25/2009                   2/25/2009                  44,400,890.14
       2/25/2009                   3/25/2009                  42,104,213.22
       3/25/2009                   4/25/2009                  39,948,192.83
       4/25/2009                   5/25/2009                  37,930,579.16
       5/25/2009                   6/25/2009                  36,049,091.46
       6/25/2009                   7/25/2009                  34,301,419.09
       7/25/2009                   8/25/2009                  32,685,222.60
       8/25/2009                   9/25/2009                  31,113,273.87
       9/25/2009                   10/25/2009                 29,584,805.01
       10/25/2009                  11/25/2009                 28,099,059.88
       11/25/2009                  12/25/2009                 26,655,293.97
       12/25/2009                  1/25/2010                  25,252,774.17

Reference Number: FXNEC9107
The Bank of New York, not in its individual capacity, but solely as Trustee for
 CWALT, Inc. Alternative Loan
Trust 2007-2CB
January 30, 2007
Page 12 of 12


       1/25/2010                   2/25/2010                  23,890,778.63
       2/25/2010                   3/25/2010                  22,568,596.59
       3/25/2010                   4/25/2010                  21,285,528.23
       4/25/2010                   5/25/2010                  20,040,884.48
       5/25/2010                   6/25/2010                  18,833,986.92
       6/25/2010                   7/25/2010                  17,664,167.54
       7/25/2010                   8/25/2010                  16,530,768.68
       8/25/2010                   9/25/2010                  15,433,142.79
       9/25/2010                   10/25/2010                 14,370,652.37
       10/25/2010                  11/25/2010                 13,342,669.75
       11/25/2010                  12/25/2010                 12,348,576.95
       12/25/2010                  1/25/2011                  11,387,765.62
       1/25/2011                   2/25/2011                  10,459,636.81
       2/25/2011                   3/25/2011                   9,563,600.85
       3/25/2011                   4/25/2011                   8,699,077.24
       4/25/2011                   5/25/2011                   7,865,494.50
       5/25/2011                   6/25/2011                   7,062,290.05
       6/25/2011                   7/25/2011                   6,288,910.05
       7/25/2011                   8/25/2011                   5,544,809.30
       8/25/2011                   9/25/2011                   4,829,451.09
       9/25/2011                   10/25/2011                  4,142,307.10
       10/25/2011                  11/25/2011                  3,482,857.27
       11/25/2011                  12/25/2011                  2,850,589.66
       12/25/2011                  1/25/2012                   2,245,000.35
       1/25/2012                   2/25/2012                   1,665,593.30
       2/25/2012                   3/25/2012                   1,352,526.79
       3/25/2012                   4/25/2012                   1,063,055.55
       4/25/2012                   5/25/2012                    796,713.82
       5/25/2012                   6/25/2012                    553,043.27
       6/25/2012                   7/25/2012                    331,592.82
       7/25/2012                Termination Date                131,918.59

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



                                    Exhibit C
                                    ---------



DATE:                      January 30, 2007

TO:                        The Bank of New York, not in its individual capacity,
                           but solely as Trustee for CWALT, Inc. Alternative
                           Loan Trust 2007-2CB
ATTENTION:                 Matthew J. Sabino
TELEPHONE:                 212-815-6093
FACSIMILE:                 212-815-3986

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC9115

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 2 of 14


     Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.,

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:               Rate Cap

     Notional Amount:                   With respect to any Calculation Period,
                                        the lesser of (i) the amount set forth
                                        for such period in the Schedule of
                                        Notional Amounts attached hereto and
                                        (ii) the product of (a) the Class
                                        Certificate Balance of the Class 2-A-1
                                        Certificates immediately prior to the
                                        related Distribution Date (as such term
                                        is defined in the Pooling and Servicing
                                        Agreement) and (b) a fraction, the
                                        numerator of which is USD 30,000,000 and the denominator of which is USD
                                        62,000,000.

     Trade Date:                        January 30, 2007

     Effective Date:                    February 25 2007

     Termination Date:                  October 25, 2018

     Fixed Amount (Premium):            Inapplicable. Premium has been paid
                                        under the Original Transaction

     Floating Amounts:

        Floating Rate Payer:            BSFP

        Cap Rate:                       5.15000%

        Floating Rate Payer
        Period End Dates:               The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing March 25, 2007 and ending on
                                        the Termination Date, with No
                                        Adjustment.

        Floating Rate Payer
        Payment Dates:                  Early Payment shall be applicable.  The
                                        Floating Rate Payer Payment Dates shall
                                        be two Business Days preceding each
                                        Floating Rate Payer Period End Date.

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 3 of 14


        Floating Rate Option:           USD-LIBOR-BBA; provided, however, that
                                        if the Floating Rate determined from
                                        such Floating Rate Option for any
                                        Calculation Period is greater than
                                        8.90000% then the Floating Rate for such Calculation Period shall be deemed equal to 8.90000%.

        Designated Maturity:            One month

        Floating Rate Day
        Count Fraction:                 30/360

        Reset Dates:                    The first day of each Calculation
                                        Period.

        Compounding:                    Inapplicable

     Business Days for payments:        New York

     Business Day Convention:           Following

3.   Additional Provisions:             Each party hereto is hereby advised and
                                        acknowledges that the other party has
                                        engaged in (or refrained from engaging
                                        in) substantial financial transactions
                                        and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 4 of 14


(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 5 of 14


Party required to     Form/Document/                  Date by which to
deliver document      Certificate                     be delivered

BSFP and              Any document required or        Promptly after the earlier
the Counterparty      reasonably requested to allow   of (i) reasonable demand
                      the other party to make         by either party or
                      payments under this Agreement   (ii) learning that such
                      without any deduction or        form or document is
                      withholding for or on the       required
                      account of any Tax or with
                      such deduction or withholding
                      at a reduced rate

(2)  Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or


Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 6 of 14


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         Credit Support Document, as
                         the case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

           Address:     383 Madison Avenue, New York, New York  10179
           Attention:   DPC Manager
           Facsimile:   212-272-5823

     with a copy to:

           Address:     One Metrotech Center North, Brooklyn, New York 11201
           Attention:   Derivative Operations - 7th Floor
           Facsimile:   212-272-1634

           (For all purposes)

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 7 of 14


     Address for notices or communications to the Counterparty:

           Address:     The Bank of New York
                        101 Barclay Street-4W
                        New York, New York 10286
           Attention:   Corporate Trust MBS Administration, CWALT,
                         Series 2007-2CB
           Facsimile:   212-815-3986
           Phone:       212-815-6093

           (For all purposes)

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                        BSFP appoints as its
                        Process Agent:            Not Applicable

                        The Counterparty appoints as its
                        Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
     Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 8 of 14


     The Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as the Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB (the "Trust") in the

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 9 of 14


exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and
(c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 10 of 14


                  (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

9)  Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:    Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                The Bank of New York
                                New York, NY
                                ABA # 021-000-018
                                GLA # 111-565
                                For Further Credit:  TAS A/C 501804
                                Attn: Matthew J. Sabino 212-815- 6093
                                Fax:  212-815-3986

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 11 of 14


                          SCHEDULE OF NOTIONAL AMOUNTS


  From and including           To but excluding            Notional Amount
  ------------------           ----------------            ---------------
                                                                (USD)
                                                                -----

    Effective Date                3/25/2007                 29,526,750.05
      3/25/2007                   4/25/2007                 28,998,513.77
      4/25/2007                   5/25/2007                 28,415,918.22
      5/25/2007                   6/25/2007                 27,779,708.00
      6/25/2007                   7/25/2007                 27,090,744.30
      7/25/2007                   8/25/2007                 26,350,003.57
      8/25/2007                   9/25/2007                 25,862,018.42
      9/25/2007                   10/25/2007                25,324,547.57
      10/25/2007                  11/25/2007                24,738,901.10
      11/25/2007                  12/25/2007                24,106,494.90
      12/25/2007                  1/25/2008                 23,428,847.24
      1/25/2008                   2/25/2008                 22,729,623.16
      2/25/2008                   3/25/2008                 22,044,143.56
      3/25/2008                   4/25/2008                 21,372,220.85
      4/25/2008                   5/25/2008                 20,713,669.96
      5/25/2008                   6/25/2008                 20,068,308.37
      6/25/2008                   7/25/2008                 19,435,956.00
      7/25/2008                   8/25/2008                 18,816,435.24
      8/25/2008                   9/25/2008                 18,209,570.86
      9/25/2008                   10/25/2008                17,615,190.02
      10/25/2008                  11/25/2008                17,033,122.24
      11/25/2008                  12/25/2008                16,463,199.32
      12/25/2008                  1/25/2009                 15,905,255.37
      1/25/2009                   2/25/2009                 15,359,126.73
      2/25/2009                   3/25/2009                 14,824,651.97
      3/25/2009                   4/25/2009                 14,301,671.85
      4/25/2009                   5/25/2009                 13,790,029.29
      5/25/2009                   6/25/2009                 13,289,569.32
      6/25/2009                   7/25/2009                 12,800,139.11
      7/25/2009                   8/25/2009                 12,321,587.87
      8/25/2009                   9/25/2009                 11,853,766.88
      9/25/2009                   10/25/2009                11,396,529.41
      10/25/2009                  11/25/2009                10,949,730.75
      11/25/2009                  12/25/2009                10,513,228.15
      12/25/2009                  1/25/2010                 10,086,880.76

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 12 of 14


      1/25/2010                   2/25/2010                  9,670,549.70
      2/25/2010                   3/25/2010                  9,264,097.92
      3/25/2010                   4/25/2010                  8,867,390.26
      4/25/2010                   5/25/2010                  8,480,293.39
      5/25/2010                   6/25/2010                  8,102,675.78
      6/25/2010                   7/25/2010                  7,734,407.70
      7/25/2010                   8/25/2010                  7,375,361.18
      8/25/2010                   9/25/2010                  7,025,409.96
      9/25/2010                   10/25/2010                 6,684,429.52
      10/25/2010                  11/25/2010                 6,352,297.03
      11/25/2010                  12/25/2010                 6,028,891.32
      12/25/2010                  1/25/2011                  5,714,092.86
      1/25/2011                   2/25/2011                  5,407,783.75
      2/25/2011                   3/25/2011                  5,109,847.69
      3/25/2011                   4/25/2011                  4,820,169.96
      4/25/2011                   5/25/2011                  4,538,637.39
      5/25/2011                   6/25/2011                  4,265,138.35
      6/25/2011                   7/25/2011                  3,999,562.74
      7/25/2011                   8/25/2011                  3,741,801.94
      8/25/2011                   9/25/2011                  3,491,748.80
      9/25/2011                   10/25/2011                 3,249,297.64
      10/25/2011                  11/25/2011                 3,014,344.20
      11/25/2011                  12/25/2011                 2,786,785.66
      12/25/2011                  1/25/2012                  2,566,520.56
      1/25/2012                   2/25/2012                  2,353,448.85
      2/25/2012                   3/25/2012                  2,194,022.53
      3/25/2012                   4/25/2012                  2,041,391.21
      4/25/2012                   5/25/2012                  1,895,459.58
      5/25/2012                   6/25/2012                  1,756,133.62
      6/25/2012                   7/25/2012                  1,623,320.62
      7/25/2012                   8/25/2012                  1,496,929.11
      8/25/2012                   9/25/2012                  1,376,868.87
      9/25/2012                   10/25/2012                 1,263,050.93
      10/25/2012                  11/25/2012                 1,155,387.52
      11/25/2012                  12/25/2012                 1,053,792.07
      12/25/2012                  1/25/2013                     958,179.20
      1/25/2013                   2/25/2013                     868,464.69
      2/25/2013                   3/25/2013                     799,324.33
      3/25/2013                   4/25/2013                     735,770.37
      4/25/2013                   5/25/2013                     677,723.03
      5/25/2013                   6/25/2013                     625,103.62

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 13 of 14


      6/25/2013                   7/25/2013                     577,834.55
      7/25/2013                   8/25/2013                     535,839.27
      8/25/2013                   9/25/2013                     499,042.30
      9/25/2013                   10/25/2013                    467,369.21
      10/25/2013                  11/25/2013                    440,746.57
      11/25/2013                  12/25/2013                    419,101.99
      12/25/2013                  1/25/2014                     402,364.05
      1/25/2014                   2/25/2014                     390,462.32
      2/25/2014                   3/25/2014                     384,385.67
      3/25/2014                   4/25/2014                     378,281.08
      4/25/2014                   5/25/2014                     372,148.41
      5/25/2014                   6/25/2014                     365,987.54
      6/25/2014                   7/25/2014                     359,798.33
      7/25/2014                   8/25/2014                     353,580.64
      8/25/2014                   9/25/2014                     347,334.33
      9/25/2014                   10/25/2014                    341,059.27
      10/25/2014                  11/25/2014                    334,755.33
      11/25/2014                  12/25/2014                    328,422.35
      12/25/2014                  1/25/2015                     322,060.21
      1/25/2015                   2/25/2015                     315,668.75
      2/25/2015                   3/25/2015                     309,247.86
      3/25/2015                   4/25/2015                     302,797.37
      4/25/2015                   5/25/2015                     296,317.15
      5/25/2015                   6/25/2015                     289,807.06
      6/25/2015                   7/25/2015                     283,266.96
      7/25/2015                   8/25/2015                     276,696.69
      8/25/2015                   9/25/2015                     270,096.12
      9/25/2015                   10/25/2015                    263,465.10
      10/25/2015                  11/25/2015                    256,803.49
      11/25/2015                  12/25/2015                    250,111.13
      12/25/2015                  1/25/2016                     243,387.89
      1/25/2016                   2/25/2016                     236,633.61
      2/25/2016                   3/25/2016                     229,848.14
      3/25/2016                   4/25/2016                     223,031.33
      4/25/2016                   5/25/2016                     216,183.04
      5/25/2016                   6/25/2016                     209,303.12
      6/25/2016                   7/25/2016                     202,391.40
      7/25/2016                   8/25/2016                     195,447.75
      8/25/2016                   9/25/2016                     188,472.00
      9/25/2016                   10/25/2016                    181,464.00
      10/25/2016                  11/25/2016                    174,423.61

Reference Number: FXNEC9115
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB
January 30, 2007
Page 14 of 14


      11/25/2016                  12/25/2016                    167,350.65
      12/25/2016                  1/25/2017                     160,244.99
      1/25/2017                   2/25/2017                     153,106.45
      2/25/2017                   3/25/2017                     145,934.89
      3/25/2017                   4/25/2017                     138,730.14
      4/25/2017                   5/25/2017                     131,492.04
      5/25/2017                   6/25/2017                     124,220.45
      6/25/2017                   7/25/2017                     116,915.18
      7/25/2017                   8/25/2017                     109,576.10
      8/25/2017                   9/25/2017                     102,203.02
      9/25/2017                   10/25/2017                     94,795.79
      10/25/2017                  11/25/2017                     87,354.25
      11/25/2017                  12/25/2017                     79,878.23
      12/25/2017                  1/25/2018                      72,367.56
      1/25/2018                   2/25/2018                      64,822.08
      2/25/2018                   3/25/2018                      57,241.63
      3/25/2018                   4/25/2018                      49,626.03
      4/25/2018                   5/25/2018                      41,975.12
      5/25/2018                   6/25/2018                      34,288.73
      6/25/2018                   7/25/2018                      26,566.68
      7/25/2018                   8/25/2018                      18,808.81
      8/25/2018                   9/25/2018                      11,014.95
      9/25/2018                Termination Date                    3,184.91

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



                                    Exhibit D



DATE:                   January 30, 2007

TO:                     The Bank of New  York,  not in its  individual
                        capacity,  but  solely as  Trustee  for  CWALT,  Inc.
                        Alternative Loan Trust 2007-2CB
ATTENTION:              Matthew J. Sabino
TELEPHONE:              212-815-6093
FACSIMILE:              212-815-3986

FROM:                   Derivatives Documentation
TELEPHONE:              212-272-2711
FACSIMILE:              212-272-9857

SUBJECT:                Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:       FXNEC9142

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 2 of 12

      Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.,

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:     Rate Cap

       Notional Amount:         With respect to any Calculation Period, the
                                lesser of (i) the amount set forth for such period in the Schedule of Notional Amounts attached hereto and (ii) the Class Certificate
                                Balance of the Class 2-A-11 Certificates, immediately prior to the related Distribution
                                Date (as such term is defined in the Pooling and Servicing Agreement).

       Trade Date:              January 30, 2007

       Effective Date:          February 25, 2007

       Termination Date:        December 25, 2012

       Fixed Amount (Premium):  Inapplicable. Premium has been paid under the
                                Original Transaction

       Floating Amounts:

          Floating Rate Payer:  BSFP

          Cap Rate:             5.35000%

          Floating Rate Payer
          Period End Dates:     The 25th calendar day of each month
                                during the Term of this Transaction, commencing
                                March 25, 2007 and ending on the Termination
                                Date, with No Adjustment.

          Floating Rate Payer
          Payment Dates:        Early  Payment  shall be  applicable.  The
                                Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate
                                Payer Period End Date.

          Floating Rate Option: USD-LIBOR-BBA; provided, however, that if the
                                Floating Rate determined from such Floating Rate Option for any

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 3 of 12

                                Calculation Period is greater than 9.10000% then the Floating Rate for such Calculation Period shall be deemed equal to 9.10000%.

          Designated Maturity:  One month

          Floating Rate Day
          Count Fraction:       30/360

          Reset Dates:          The first day of each Calculation Period.

          Compounding:          Inapplicable

       Business Days for
       payments:                New York

       Business Day Convention: Following

3.     Additional Provisions:   Each party  hereto is hereby  advised  and
                                acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 4 of 12

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 5 of 12


Party required to deliver     Form/Document/                       Date by which to
document                      Certificate                          be delivered

BSFP and                      Any    document    required   or     Promptly   after   the   earlier   of  (i)
the Counterparty              reasonably  requested  to  allow     reasonable  demand by either party or (ii)
                              the   other    party   to   make     learning  that  such form or  document  is
                              payments  under  this  Agreement     required
                              without   any    deduction    or
                              withholding   for   or  on   the
                              account  of any Tax or with such
                              deduction  or  withholding  at a
                              reduced rate

(2) Other documents to be delivered are:


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or



Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 6 of 12


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         Credit Support Document,
                         as the case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

          Address: 383 Madison Avenue, New York, New York  10179
          Attention:        DPC Manager
          Facsimile:        212-272-5823

      with a copy to:

          Address: One Metrotech Center North, Brooklyn, New York 11201
          Attention:        Derivative Operations - 7th Floor
          Facsimile:        212-272-1634

          (For all purposes)

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 7 of 12

      Address for notices or communications to the Counterparty:

          Address:      The Bank of New York
                        101 Barclay Street-4W
                        New York, New York 10286
          Attention:    Corporate Trust MBS Administration, CWALT, Series
                        2007-2CB
          Facsimile:    212-815-3986
          Phone:        212-815-6093

          (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                        BSFP appoints as its
                        Process Agent:            Not Applicable

                        The Counterparty appoints as its
                        Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 8 of 12

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as the Trustee for CWALT, Inc. Alternative Loan Trust 2007-2CB (the "Trust") in the

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 9 of 12

exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and
(c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 10 of 12

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.  Account Details and
    Settlement Information:     Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                The Bank of New York
                                New York, NY
                                ABA # 021-000-018
                                GLA # 111-565
                                For Further Credit:  TAS A/C 501804
                                Attn: Matthew J. Sabino 212-815- 6093
                                Fax:  212-815-3986

Reference Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 11 of 12

                          SCHEDULE OF NOTIONAL AMOUNTS



From and including       To but excluding           Notional Amount
                                                          (USD)
------------------       ----------------                 -----
  Effective Date            3/25/2007                 59,542,853.37
    3/25/2007               4/25/2007                 58,984,385.09
    4/25/2007               5/25/2007                 58,325,751.21
    5/25/2007               6/25/2007                 57,568,324.37
    6/25/2007               7/25/2007                 56,713,692.19
    7/25/2007               8/25/2007                 55,763,654.72
    8/25/2007               9/25/2007                 54,720,221.31
    9/25/2007               10/25/2007                53,585,606.53
    10/25/2007              11/25/2007                52,362,225.45
    11/25/2007              12/25/2007                51,052,688.14
    12/25/2007              1/25/2008                 49,659,793.35
    1/25/2008               2/25/2008                 48,227,163.01
    2/25/2008               3/25/2008                 46,819,904.14
    3/25/2008               4/25/2008                 45,437,671.13
    4/25/2008               5/25/2008                 44,080,123.05
    5/25/2008               6/25/2008                 42,746,923.60
    6/25/2008               7/25/2008                 41,437,741.05
    7/25/2008               8/25/2008                 40,152,248.14
    8/25/2008               9/25/2008                 38,890,122.10
    9/25/2008               10/25/2008                37,651,044.50
    10/25/2008              11/25/2008                36,434,701.25
    11/25/2008              12/25/2008                35,240,782.51
    12/25/2008              1/25/2009                 34,068,982.68
    1/25/2009               2/25/2009                 32,919,000.25
    2/25/2009               3/25/2009                 31,790,537.86
    3/25/2009               4/25/2009                 30,683,302.16
    4/25/2009               5/25/2009                 29,597,003.77
    5/25/2009               6/25/2009                 28,531,357.26
    6/25/2009               7/25/2009                 27,486,081.08
    7/25/2009               8/25/2009                 26,460,897.47
    8/25/2009               9/25/2009                 25,455,532.48
    9/25/2009               10/25/2009                24,469,715.86
    10/25/2009              11/25/2009                23,503,181.03
    11/25/2009              12/25/2009                22,555,665.04
    12/25/2009              1/25/2010                 21,626,908.50
    1/25/2010               2/25/2010                 20,716,655.55

Refernece Number: FXNEC9142
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc.
Alternative Loan Trust 2007-2CB
January 30, 2007
Page 12 of 12

    2/25/2010               3/25/2010                 19,824,653.80
    3/25/2010               4/25/2010                 18,950,654.30
    4/25/2010               5/25/2010                 18,094,411.47
    5/25/2010               6/25/2010                 17,255,683.08
    6/25/2010               7/25/2010                 16,434,230.16
    7/25/2010               8/25/2010                 15,629,817.03
    8/25/2010               9/25/2010                 14,842,211.18
    9/25/2010               10/25/2010                14,071,183.27
    10/25/2010              11/25/2010                13,316,507.09
    11/25/2010              12/25/2010                12,577,959.49
    12/25/2010              1/25/2011                 11,855,320.34
    1/25/2011               2/25/2011                 11,148,372.53
    2/25/2011               3/25/2011                 10,456,901.89
    3/25/2011               4/25/2011                  9,780,697.15
    4/25/2011               5/25/2011                  9,119,549.93
    5/25/2011               6/25/2011                  8,473,254.67
    6/25/2011               7/25/2011                  7,841,608.62
    7/25/2011               8/25/2011                  7,224,411.76
    8/25/2011               9/25/2011                  6,621,466.83
    9/25/2011               10/25/2011                 6,032,579.21
    10/25/2011              11/25/2011                 5,457,556.96
    11/25/2011              12/25/2011                 4,896,210.73
    12/25/2011              1/25/2012                  4,348,353.76
    1/25/2012               2/25/2012                  3,813,801.81
    2/25/2012               3/25/2012                  3,378,179.92
    3/25/2012               4/25/2012                  2,955,129.15
    4/25/2012               5/25/2012                  2,544,474.04
    5/25/2012               6/25/2012                  2,146,041.51
    6/25/2012               7/25/2012                  1,759,660.86
    7/25/2012               8/25/2012                  1,385,163.72
    8/25/2012               9/25/2012                  1,022,384.03
    9/25/2012               10/25/2012                   671,158.00
    10/25/2012              11/25/2012                   331,324.07
    11/25/2012           Termination Date                  2,722.90